                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)               April 15, 1999
                                                        ------------------------

The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of The Money Store Trust Series 1998-C) and each of the Originators listed on Schedule A attached hereto.

                              The Money Store, Inc.
             (Exact name of registrant as specified in its charter)



New Jersey
----------                                                       Applied for
                                                                 -----------
State or other                 (Commission                      (IRS Employer
jurisdiction of                 File Number)                    ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey   07083
---------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                     (908) 686-2000
                                                         ---------------

                                       n/a
----------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5           Other Events
                 ------------


     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the April 15, 1999 Remittance Date.


Item 7           Financial Statements and Exhibits
                 ---------------------------------


     The quarterly financial statement for the period ended September 30, 1997 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1997.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                  THE MONEY STORE INC.


                                                  By: /s/ Arthur Lyon
                                                  ------------------------------
                                                          Arthur Lyon
                                                      Sr. Vice President





          Dated:    April 30, 1999

                                   Schedule A

                               List of Originators
                               -------------------

                                     1998-C
                                     ------



                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/ Kentucky Inc.
                        The Money Store Home Equity Corp.
                                TMS Mortgage Inc.

                        TRUST ADMINISTRATOR'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 7.10 OF THE SALE AND SERVICING AGREEMENT DATED AS OF AUGUST 31,1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-C FOR THE APRIL 12, 1999 DETERMINATION DATE.


                                                                        POOL I                                   POOL II
1.  AGGREGATE AMOUNT RECEIVED                                        $13,902,170.11                            $9,778,103.44
    ADJ : RECALCULATION                                                        0.00                                     0.00
                                                                  ------------------                        -----------------

                                                                      13,902,170.11                             9,778,103.44


    LESS: SERVICE FEE                                                    105,917.13                                69,773.97
               CONTINGENCY FEE                                           105,917.13                                69,773.97
               OTHER SERVICER FEES (Late Charges / Escrow)               155,558.92                               155,680.66
               UNREIMBURSED MONTHLY ADVANCES                             277,039.06                               135,543.30
                                                                  ------------------                        -----------------

                                                                         644,432.24                               430,771.90

    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
                    COMPENSATING INTEREST (6.12)                               0.00                                     0.00



                                                                  ------------------                        -----------------

                                                                               0.00                                     0.00

    LESS: EXCESS SPREAD (I-19)                                         1,908,590.20                             1,137,717.06

                                                                  ------------------                        -----------------
     AVAILABLE REMITTANCE AMOUNT                                      11,349,147.67                             8,209,614.48
                                                                  ==================                        ==================



2.  (A) CLASS AF-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                               375,316,000.00

    (B) CLASS AF-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                               125,103,000.00

    (C) CLASS AV PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                               335,146,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
     CLASS AF-1                                                            6,966,000.00
     CLASS AF-2                                                            2,322,000.00

  TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT :                             9,288,000.00

    CLASS AV (POOL II) PRINCIPAL DISTRIBUTION                              6,814,000.00

4.  TOTAL AMOUNT OF POOL I AND II INSURED PAYMENTS
     POOL I INSURED PAYMENT                                                        0.00
     POOL II INSURED PAYMENT                                                       0.00

5. CURRENT INTEREST REQUIREMENTS
     CLASS AF-1                                                            1,683,409.55
     CLASS AF-2                                                              538,637.92
     CLASS AV                                                              1,500,348.56

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD                          # ACCOUNTS                  DOLLARS
                  POOL I                        174                        7,250,278.45
                  POOL II                       70                         5,269,584.08

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD
                  POOL I                                                   1,156,677.49
                  POOL II                                                  1,375,594.57

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD
                  POOL I                                                     798,477.42
                  POOL II                                                    168,792.59

9.  AMOUNT OF INTEREST RECEIVED
                  POOL I                                                   4,484,772.84
                  POOL II                                                  2,808,451.54

10.  (A)  AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
             INTEREST TO BE MADE ON THE DETERMINATION DATE
            TO BE DEPOSITED IN THE CERTIFICATE
              ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
                  POOL I                                                           0.00
                  POOL II                                                          0.00

       (B)  AMOUNT OF COMPENSATING INTEREST
                  POOL I                                                       3,229.60
                  POOL II                                                        762.83


11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  THE AMOUNT OF REALIZED LOSSES DURING
     DUE PERIOD
                  POOL I                                                                  25,912.91
                  POOL II                                                                      0.00

13. CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                    1,683,409.55
         (B) PRINCIPAL DISTRIBUTION AMOUNT                   6,966,000.00
         (C) CARRY FORWARD AMOUNT                                    0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                          0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                                             8,649,409.55

      CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                      538,637.92
         (B) PRINCIPAL DISTRIBUTION AMOUNT                   2,322,000.00
         (C) CARRY FORWARD AMOUNT                                    0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                          0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                                             2,860,637.92

    POOL I REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                    2,222,047.46
         (B) PRINCIPAL DISTRIBUTION AMOUNT                   9,288,000.00
         (C) CARRY FORWARD AMOUNT                                    0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                          0.00

         TOTAL POOL I REMITTANCE AMOUNT                                               11,510,047.46

      CLASS AV REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                    1,500,348.56
         (B) PRINCIPAL DISTRIBUTION AMOUNT                   6,814,000.00
         (C) CARRY FORWARD AMOUNT                                    0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                          0.00

         TOTAL CLASS AV REMITTANCE AMOUNT                                              8,314,348.56

  14.(A) REIMBURSABLE AMOUNTS
       (B) CERTIFICATE REMITTANCE AMOUNT

                  POOL I                                                                       0.00
                  POOL II                                                                      0.00

    15.(A) CLASS AF-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                       368,350,000.00


      (B)   CLASS AF-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                   122,781,000.00

      (J)   CLASS AV PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                   328,332,000.00

    (S)     TOTAL POOL I PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                   491,131,000.00

    (T)     TOTAL POOL II PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                   328,332,000.00

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL  I AND II)                           100.00%

    (B) EXCESS SPREAD (POOL I)                                                     1,908,590.20
        EXCESS SPREAD (POOL II)                                                    1,137,717.06

        TOTAL EXCESS SPREAD (POOL I and II)                                        3,046,307.26

    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                                              0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL II                                             0.00

        TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I and II                                 0.00

17. CUMULATIVE REALIZED LOSSES
                  POOL I                                                             181,125.51
                  POOL II                                                             22,574.94

18. (A) THE WEIGHTED AVERAGE MATURITY
                  POOL I                                                                278.888
                  POOL II                                                               351.599

    (B) THE WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE
                  POOL I                                                                10.588%
                  POOL II                                                               10.069%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD
                  POOL I                                                                                      105,917.13
                  POOL II                                                                                      69,773.97

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
                  POOL I                                                                                      105,917.13
                  POOL II                                                                                      69,773.97

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
                  POOL I                                                                                       31,224.12
                  POOL II                                                                                       4,120.62

    (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
                  POOL I                                                                                       45,872.00
                  POOL II                                                                                      30,722.00

    (E) TRUST ADMINISTRATOR FEE
                  POOL I                                                                                        3,544.66
                  POOL II                                                                                       3,072.20

20.   AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE                                        POOL I               POOL II
      SERVICERS PURSUANT TO:
           (A) SECTION 4.04 (b)                                                                0.00                 0.00
           (B) SECTION 4.04 (c)                                                                0.00                 0.00
           (C) SECTION 4.04 (d)(ii)                                                            0.00                 0.00
           (D) SECTION 4.04 (e)                                                                0.00                 0.00
           (E) SECTION 4.04 (f)(i)                                                       211,834.26           139,547.94

21. CLASS AF-1 POOL FACTOR (I-5):
    CURRENT CLASS AF-1 PRINCIPAL BALANCE                                             368,350,000.00           0.91800623
    ORIGINAL CLASS AF-1 PRINCIPAL BALANCE                                            401,250,000.00

    CLASS AF-2 POOL FACTOR (I-5):
    CURRENT CLASS AF-2 PRINCIPAL BALANCE                                             122,781,000.00           0.91798879
    ORIGINAL CLASS AF-2 PRINCIPAL BALANCE                                            133,750,000.00

    POOL I FACTOR:
    CURRENT POOL I PRINCIPAL BALANCE                                                 491,131,000.00           0.91800187
    ORIGINAL POOL I PRINCIPAL BALANCE                                                535,000,000.00

    CLASS AV (POOL II) FACTOR:
    CURRENT CLASS AV PRINCIPAL BALANCE                                               328,332,000.00           0.91203333
    ORIGINAL CLASS AV PRINCIPAL BALANCE                                              360,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
           POOL I                                                                                                10.588%
           POOL II                                                                                               10.069%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
           POOL I                                                                                                 9.717%
           POOL II                                                                                                9.444%

     (C) WEIGHTED AVERAGE CLASS AF-1 AND CLASS AF-2,                                                              5.341%

           CLASS AV ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                        5.324%

                                                                                --------------------------------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                02/28/99                         03/31/99
                                                                                --------------------------------------------------
           POOL I                                                                   10.598%                          10.588%
           POOL II                                                                  10.070%                          10.069%

23. CLASS AF-1 REMITTANCE RATE                                     5.20875%
    CLASS AF-2 REMITTANCE RATE                                      5.0000%
    CLASS AV REMITTANCE RATE                                       5.19875%

    IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
    LIBOR PLUS MARGIN OR AUCTION RATE FOR  CLASS AH-1            N/A
                                                CLASS AH-2       N/A
                                                CLASS AV         N/A

24. LIBOR RATE                                                     4.93875%
       AUCTION RATE                                                5.00000%

25. CLASS AF-1 NET FUNDS CAP                                        9.9753%
    CLASS AF-2 NET FUNDS CAP                                        9.7267%
    CLASS AV NET FUNDS CAP                                          9.4452%

26. CLASS AV CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER              0.00

27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
    INTEREST CARRYOVER                                                 0.00
    (B) LIBOR INTEREST CARRYOVER BALANCE                               0.00

28. (A) SUPPLEMENTAL INTEREST AMOUNT                                   0.00

        (B) SUPPLEMENTAL INTEREST PAYMENT                              0.00

        (C) SUPPLEMENTAL INTEREST EXCESS                               0.00

29. SPREAD BALANCE

30. SPECIFIED SPREAD ACCOUNT REQUIREMENT
                  POOL I                                      20,062,500.00
                  POOL II                                     20,880,000.00

31. AMOUNT TO BE DEPOSITED INTO THE SPREAD ACCOUNT
                  POOL I                                       1,670,594.29
                  POOL II                                        998,140.36

                               EXHIBIT O (POOL I)
                    REMIC DELINQUENCIES AS OF - MARCH 31, 1999

REMIC               OUTSTANDING              #
SERIES              DOLLARS                  ACCOUNTS          RANGES                    AMOUNT         NO       PCT
     1998-C-I           $491,135,125.13         9,680          1 TO 29 DAYS          40,781,916.89      840     8.30%
                                                               30 TO 59 DAYS          7,322,885.84      134     1.49%
                                                               60 TO 89 DAYS          1,414,528.23       23     0.29%
                                                               90 AND OVER            1,753,785.23       34     0.36%

                                                               FORECLOSURE            7,795,967.27      144     1.59%
                                                               REO PROPERTY              83,425.09        2     0.02%



                                                                      TOTALS        $59,152,508.55    1,177    12.04%
                                                                                   =====================================

                               EXHIBIT O (POOL II)

                    REMIC DELINQUENCIES AS OF - MARCH 31, 1999

REMIC               OUTSTANDING              #
SERIES              DOLLARS                  ACCOUNTS          RANGES                    AMOUNT         NO       PCT
     1998-C-II          $328,334,729.59         3,895          1 TO 29 DAYS          25,206,371.31      299     7.68%
                                                               30 TO 59 DAYS          6,636,628.93       72     2.02%
                                                               60 TO 89 DAYS          1,591,294.59       19     0.48%
                                                               90 AND OVER            1,264,599.49       15     0.39%

                                                               FORECLOSURE            7,047,646.12       86     2.15%
                                                               REO PROPERTY                   0.00        0     0.00%



                                                               TOTALS               $41,746,540.44      491    12.71%
                                                                                   =====================================